Exhibit 10.60

                               ACCREDITED INVESTOR
                             SUBSCRIPTION AGREEMENT

                         Subscription Agreement for the
               Purchase of Hemispherx Biopharma, Inc. Common Stock

      Subject to the terms and conditions hereof, Value Management & Research ("Undersigned"), hereby irrevocably subscribes for and agrees to purchase an aggregate of 750,000 shares ("Shares") of the common stock of Hemispherx Biopharma, Inc. ("Company") at a purchase price of $3.00 per Share. The Undersigned agrees to purchase 400,000 of the Shares as of the date hereof and 350,000 of the Shares no later than September 15, 1998. The Undersigned irrevocably agrees to tender payment in the amount of $1,200,000 to the Company for the payment of 400,000 Shares upon execution of this Subscription Agreement, and $1,050,000, representing payment for 350,000 Shares, no later than September 15, 1998. Time is of the essence. The purchase price shall be paid by check, subject to collection, or by wire transfer, made payable to the order of "Silverman, Collura, Chernis & Balzano, Escrow Account". The Company shall have the right to reject this subscription in whole or in part. In the event that the Company rejects the subscription in whole or in part, the Company shall cause the entire purchase price (if the subscription is rejected in whole) or that portion thereof corresponding to the Shares not sold pursuant to this subscription agreement (if the subscription is rejected in part) to be returned to the Undersigned forthwith.

1. The Undersigned, in order to induce the Company to accept this subscription agreement represents, warrants and covenants to the Company as follows:

      (a) The Undersigned acknowledges that the Shares being purchased hereunder have not been registered under the Securities Act of 1933, as amended ("Securities Act"), or the securities laws of any State; (ii) absent an exemption from registration contained in those laws, the issuance and sale of the Shares require registration; and (iii) the Company's reliance upon any such exemption is invariably based upon the Undersigned's representations, warranties, and agreements contained in the Subscription Agreement.

      (b) The Undersigned agrees that this Subscription Agreement is and shall be irrevocable unless it has not been accepted by the Company.

      (c) The Undersigned has carefully read and considered all disclosures contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998 (collectively the "Exchange Act Reports"). The undersigned understands that an investment in the Shares or a speculative investments with a high degree of risk of loss, and there are substantial restrictions on the transferability of the Shares. The Undersigned acknowledges that no offering memorandum has been distributed regarding the Shares and that the Undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Subscription Agreement and to obtain such additional written information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same, as the Undersigned desires in order to evaluate the investment. The Undersigned further acknowledges that the Undersigned has received no representations or warranties from the Company, or their respective employees or agents in making this investment decision.

      (d) The Undersigned acknowledges that the Undersigned has investigated the Company's business, financial conditions, current state of affairs, planned business and other matters necessary in order for the Undersigned to make an informed investment decision regarding the purchase of the Shares.

      (e) The Undersigned acknowledges that the Undersigned is purchasing the Shares without being furnished any prospectus, offering memorandum or written description of the Company, its business and/or its future plans, and has relied solely upon the Exchange Act Reports and the Undersigned's own investigation into the Company and its proposed operations.

      (f) The Undersigned is aware that the purchase of the Shares is a speculative investment involving a high degree of risk and that there is no guarantee that the Undersigned will realize any gain from this investment, and that the entire investment could be lost.

      (g) The Undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of this Offering, or any recommendation or endorsement of this Offering.

      (h) The Undersigned is purchasing the Shares for the Undersigned's own account, with the intention of holding the Security with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Security, and shall not make any sale, transfer, or pledge thereof without registration under the Securities Act and any applicable securities laws of any state or unless an exemption from registration is available under those laws.

      (i) The Undersigned will not sell short in any manner the Shares.

      (j) The Undersigned is financially able to bear the economic risk of this investment, including the ability to hold the Shares indefinitely or to afford a complete loss of the Undersigned's investment in the Shares.

      (k) The Undersigned represents that the Undersigned's overall commitment to investments which are not readily marketable is not disproportionate to its net worth, and the investment in the Securities will not cause such overall commitment to become excessive. The Undersigned understands that the statutory basis on which the Shares are being sold to the Undersigned to others would not be available if the Undersigned's present intention were to hold the Shares for a fixed period or until the occurrence of a certain event. The Undersigned realizes that in the view of the Securities and Exchange Commission, a purchase now with a present intent to resell by reason of a foreseeable specific contingency or any anticipated change in the market value, or in the condition of the Company, or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the Undersigned for the acquisition of the Shares, and for which such Shares may be pledged as security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, represent a purchase with an intent inconsistent with the Undersigned's representations to the Company, and the Securities and Exchange Commission would then regard such sale as one for which no exemption from registration is available. The Undersigned will not pledge, transfer or assign this Subscription Agreement.

      (l) The Undersigned represents that the funds provided for this investment are either separate property of the Undersigned, other property over which the Undersigned has the right of control, or are otherwise funds as to which the Undersigned has the sole right of management.

      (m) The address shown under the Undersigned's signature at the end of this Subscription Agreement is the Undersigned's principal business address if a corporation or other entity.

      (n) The Undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

      (o) The Undersigned acknowledges that the certificates for the securities comprising the Shares which the Undersigned will receive will contain a legend substantially as follows:

      THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, TRANSFERRED, MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL FOR THE COMPANY IS RECEIVED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

      (p) This Subscription Agreement and all representations, warranties and statements made by the Undersigned herein are true, complete and correct in all material respects.

      (q) The Undersigned acknowledges that the Company, except as set forth below, is under no obligation to register the Shares under the Securities Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available.

      (r) This Subscription Agreement is a legally binding obligation of the Undersigned in accordance with its terms.

      (s) The Undersigned is an "accredited investor," as such term is defined in Regulation D of the Rules and Regulations promulgated under the Act.

      (t) If the  Undersigned  is a  partnership,  corporation,  trust  or other entity, (i) the Undersigned has enclosed with this Subscription Agreement appropriate evidence of the authority of the individual executing this Subscription Agreement to act on its behalf (e.g., if a trust, a certified copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a certified copy of the articles of incorporation; or if a partnership, a certified copy of the partnership agreement), (ii) the Undersigned represents and warrants that it was not organized or reorganized for the specific purpose of acquiring Shares, and (iii) the Undersigned has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iv) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

      (u) The Undersigned expressly acknowledges and agrees that the Company is relying upon the Undersigned's representation contained in the Subscription Agreement. The Undersigned subscriber acknowledges that the Undersigned understands the meaning and legal consequences of the representations and warranties which are contained herein and hereby agrees to indemnify, save and hold the Company, and their respective officers, directors and counsel harmless from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgement of the Undersigned contained in the Subscription Agreement. Such indemnification shall be deemed to include not only the specific liabilities or obligation with respect to which such indemnity is provided, but also all reasonable costs, expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment.

      (v) Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his or her or its rights hereunder or under any other agreement, instrument or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing signed by the party waiving said right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

      (w) The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein, and this Subscription Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Subscription Agreement and any such instrument, which alone fully and completely expresses their agreement.

      (x) This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Agreement.

      (y) The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Subscription Agreement and the intent and purposes hereof.

      (z) This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York and the Undersigned hereby consents to the jurisdiction of the courts of the State of New York and/or the United States District Court for the Southern District of New York.

      (aa) The Undersigned understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Subscription Agreement where indicated. This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid.

      (bb) The Undersigned understands that the Company may, in its sole discretion, reject this subscription and, in the event that the offering to which this Subscription relates is oversubscribed, reduce this subscription in any amount and to any extent, whether or not pro rata reductions are made of any other investor's subscription.

      (cc) Neither this Subscription Agreement nor any of the rights of the Undersigned hereunder may be transferred or assigned by the Undersigned.

      (dd) Please check whether one or more of the following definitions of "accredited investor," if any, applies to you. If none of the following applies to you, please leave a blank.

         (i) A Bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in
Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

         (ii) A Private Business Development Company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

         (iii) An organization described in Section 501(c)(3) of the Internal Revenue Code or corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

         (iv) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000.

         (v) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

         (vi) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

         (vii) Any entity in which all of the equity owners are Accredited Investors.

2.    REGISTRATION RIGHTS

      a. The Company agrees to utilize its best efforts to register the Shares under the Act by filing a Registration Statement ("Registration Statement") with the Securities and Exchange Commission ("the "Commission") on a form deemed appropriate by the Company's counsel as expeditiously as is reasonably practicable after the date that this Subscription Agreement is accepted by the Company, but in no event later than 90 days after such date.

      b. The Undersigned will cooperate with the Company in all respects in connection with the Registration Statement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Shares.

      c. The Company will use its best efforts to cause the Registration Statement to become effective within 60 days of the filing thereof with the Commission and to remain effective for a period of nine months.

      d. The Company will prepare and file with the Commission such amendments and supplements (including post-effective amendments) to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of the Shares covered by the Registration Statement for a period of nine months.

      e. The Company shall furnish to the Undersigned such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in the Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in the Registration Statement or prospectus, and such other documents, as the Undersigned may reasonably request in order to facilitate the sale or disposition of the Shares.

      f. The Company shall use its best efforts to register or qualify the Shares and any other securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions as the Undersigned shall reasonably request, and do any and all other acts and things that may be necessary to enable the Undersigned to consummate the disposition in such jurisdictions of the Shares, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in respect of doing business in any such jurisdiction, or to consent to general service of process in any such jurisdiction.

      g. The Company shall immediately notify the Undersigned at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus including in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing or if it is necessary to amend or supplement such prospectus to comply with law, and at the request of the Undersigned shall prepare and furnish to the Undersigned a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Shares or other securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and shall otherwise comply in all material respects with law and so that such prospectus, as amended or supplemented, will comply with applicable law.

      h. The Company shall cooperate with the Undersigned to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the Registration Statement, and enable such securities to be in such denominations and registered in such names as the Undersigned may request.

      i. The Company shall notify the Undersigned immediately, and confirm the notice in writing (A) when the Registration Statement, or any post-effective amendment thereto, shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed, (B) of the receipt of any comments from the Commission, (C) of any request of the Commission to amend the Registration Statement or amend or supplement the prospectus or for additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Registration Statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes.

      j. The Company shall make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement or of any other preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at athe earliest possible moment.

      k. All expenses incurred in connection with the registration of the Shares under this Agreement shall be paid by the Company, including, without limitation, printing expenses, fees and disbursements of counsel for the Company and expenses of any audits to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration, all registration and filing fees for the Shares under Federal and State securities laws; provided, however, the Company shall not be liable for (a) any discounts or commissions to any underwriter or broker/dealer; (b) any stock transfer taxes incurred with respect to Shares or (c) the fees and expenses of counsel and/or accountants for the Undersigned.

      l. The Company shall indemnify and hold harmless each Undersigned, its directors and officers and if such Undersigned is a portfolio or investment fund, its investment advisors and each person, if any, who controls the Undersigned within the meaning of the Act or the Securities Exchange Act of 1934 (the "Exchange Act") (each of the Undersigned and each such officer, director, investment advisor (if applicable) and controlling person, an "Indemnified Party"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statements including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, or (iv) any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law, and the Company shall reimburse each Indemnified Party for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any Undersigned in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Undersigned. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party and shall survive the transfer of any Shares by the Undersigned.

      m. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding (including any governmental investigation) involving a claim referred to in this paragraph (l), such Indemnified Party will, if a claim in respect thereof is to be made against the Company, give written notice to the latter of the commencement of such action; provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Company of its obligations under this paragraph (l), except to the extent that the company is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified Party and the Company may exist in respect of such claim (in which case, the Company shall not be liable for the fees and expenses of more than one counsel for all Indemnified Parties), the Company will be entitled to participate in and to assume the defense thereof to the extent that it may wish with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Company to such Indemnified Party of its election so to assume the defense thereof, the Company will not be liable to such Indemnified Party for an legal or other expenses subsequently incurred by the latter in connection with the defense thereof. The Company shall not consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

3.    JURISDICTIONAL NOTICES

      THE SECURITIES OFFERED PURSUANT TO THE TERM SHEET HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATES OF THE UNITED STATES OR ANY OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON
TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE TERM SHEET. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. IT IS THE RESPONSIBILITY OF ANY SUBSCRIBER WISHING TO PURCHASE THE SHARES TO SATISFY ITSELF AS TO THE FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE FORMALITIES.

4.    COUNTERPARTS

      This agreement may be executed in one or more counterparts, each of which when executed shall be deemed an original and all of which taken together shall constitute but one and the same document. Delivery by telecopier of an executed signature page hereto shall be effective as delivery of a manually executed counterpart hereof.

      IN WITNESS WHEREOF, the Undersigned has executed this Subscription Agreement on this 20th day of July, 1998

    750,000 (Number of Shares Subscribed for) x $3.00 per share = $ 2,250,000

    Value Management & Research, AG
--------------------------------------------------------------------------------
                     Exact Name in Which Title is to be Held

    S/ Florian Homm
--------------------------------------------------------------------------------
                                  (Signature)

    Florian Homm
--------------------------------------------------------------------------------
                               Name (Please Print)

    Managing Partner
--------------------------------------------------------------------------------
                       Title of Person Executing Agreement

    Flughafen Strasse 21
--------------------------------------------------------------------------------
                           Address: Number and Street

    Neu-Isenburg            Germany                         63263
--------------------------------------------------------------------------------
        City                Country                          Code

    None
--------------------------------------------------------------------------------
                            Tax Identification Number

    Offenbach / Main - Germany
--------------------------------------------------------------------------------
                          Jurisdiction of Incorporation

    Accepted this 20th day of July, 1998, on behalf of

                                            HEMISPHERX BIOPHARMA, INC.

                                            BY:  S/ William A. Carter

FORM OF RECEIPT

                   SILVERMAN, COLLURA, CHERNIS & BALZANO, P.C.

The undersigned hereby acknowledges receipt from Value Management & Research ("VMR") of the amount of US $1,200,000, representing the purchase price for 400,000 shares (the "Shares") of the common stock of Hemispherx Biopharma, Inc. (the "Company") in accordance with the subscription agreement dated as of July ___, 1998 (the "Agreement") between the Company and VMR. The undersigned is aware that the Agreement (i) permits the Company to reject, in whole or in part, the subscription by VMR for the Shares and (ii) in the event of such rejection, requires the Company of cause the return to VMR of all or the appropriate portion of the purchase price, as the case may be. The undersigned confirms that, upon instruction by the Company, it shall return to VMR forthwith such purchase price or portion thereof, as the case may be.

                                                SILVERMAN, COLLURA, CHERNIS
                                                      & BALZANO, P.C.

                                                By:_____________________________
                                                    Name:
                                                    Title:

FORM OF RECEIPT

                   SILVERMAN, COLLURA, CHERNIS & BALZANO, P.C.

The undersigned hereby acknowledges receipt from Value Management & Research ("VMR") of the amount of US $1,050,000, representing the purchase price for 350,000 shares (the "Shares") of the common stock of Hemispherx Biopharma, Inc. (the "Company") in accordance with the subscription agreement dated as of July ___, 1998 (the "Agreement") between the Company and VMR. The undersigned is aware that the Agreement (i) permits the Company to reject, in whole or in part, the subscription by VMR for the Shares and (ii) in the event of such rejection, requires the Company of cause the return to VMR of all or the appropriate portion of the purchase price, as the case may be. The undersigned confirms that, upon instruction by the Company, it shall return to VMR forthwith such purchase price or portion thereof, as the case may be.

                                                SILVERMAN, COLLURA, CHERNIS
                                                      & BALZANO, P.C.

                                                By:_____________________________
                                                    Name:
                                                    Title: